EXHIBIT 4(b)

               Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                     INCORPORATED UNDER THE LAWS OF INDIANA

                       INDIANAPOLIS POWER & LIGHT COMPANY

Number            _______% CLASS PREFERRED STOCK ($100 PAR VALUE)
__ - 0001                                                              Shares
                                                                  **500,000**
                                                          CUSIP 000000  00  0

                                                          SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS
               THIS IS TO          CEDE & CO
               CERTIFY             PO BOX 20               ***500,000********
               THAT                BOWLING GREEN STA       ****500,000*******
                                   NEW YORK, NY 10004      *****500,000******
                                                           ******500,000*****
                                                           *******500,000****
               is the
               owner of            **FIVE HUNDRED THOUSAND**

               fully-paid and non-assessable shares of _____% PREFERRED STOCK of the par value of One Hundred Dollars ($100.00) each of

                       INDIANAPOLIS POWER & LIGHT COMPANY

               (hereinafter called the "Company")transferable upon the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Company's Articles of Incorporation, as amended, a copy of which is on file at the office of the Company, to which reference is hereby made with the same effect as if herein set forth in full and to all of which the holder by the acceptance hereof assents. For a description of the various classes of Stock which the Company is authorized to issue and of the respective rights of the holders thereof, reference is hereby made to said Articles of Incorporation, as amended. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                    WITNESS the facsimile seal of the Company and the
               facsimile signatures of its duly authorized officers.

               Dated:  _________________   INDIANAPOLIS POWER & LIGHT COMPANY
                                           BY


                             SECRETARY               PRESIDENT

               COUNTERSIGNED AND REGISTERED:
               INDIANAPOLIS POWER & LIGHT COMPANY      TRANSFER AGENT
               (Indianapolis, IN)                      AND REGISTRAR
                         BY
                                            AUTHORIZED SIGNATURE

                         INDIANAPOLIS POWER & LIGHT COMPANY

     A full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued by the Company, and the variations in the relative rights and preferences between the shares of each series of preferred or variable class stock which the Company is authorized to issue, so far as the same have been fixed and determined, and the authority, if any, of the Company's Board of Directors to fix and determine the relative rights and preferences of other series of preferred or variable class stock is set forth in the Articles of Incorporation of the Company, as amended and/or in resolutions of the Board of Directors heretofore adopted and duly filed in the office of the Secretary of State of Indiana. Copies of such Articles of Incorporation, as amended from time to time, or such resolutions may be obtained by any shareholder upon request, and without charge, from the office of the Company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common      UNIF GIFT MIN ACT - ...Custodian....
TEN ENT   - as tenants by the                             (Cust)    (Minor)
            entireties                                   under Uniform Gifts
JT TEN    - as joint tenants with                        to Minors Act ......
            right of survivorship                                      (State)
            and not as tenants
            in common


     Additional abbreviations may also be used though not in the above list.

      For Value Received,             hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR TAXPAYER
   IDENTIFYING NUMBER OF ASSIGNEE

_________________________________

____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

____________________________________________________________________________

____________________________________________________________________________

______________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney
to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Dated   ____________


                           __________________________________________________
                           THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                 NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:   __________________________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                           ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                           STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                           CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                           SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                           TO S.E.C. RULE 17Ad-15.